UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2022

Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders.

(a)

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2021

The Olstein Funds

CONTENTS

3	Letters to Shareholders

15	Value of $10,000 Investment

21	Expense Examples

24	Schedules of Investments

34	Statements of Assets
and Liabilities

36	Statements of Operations

38	Statements of Changes
in Net Assets

42	Financial Highlights

48	Notes to Financial Statements

60	Additional Information

61	Privacy Policy

OLSTEIN FUNDS

Letter to Shareholders

For the calendar year 2021, U.S. equity markets performed extremely well. During the latter part of the fourth quarter, however, investors anticipating a correction of recent equity gains in combination with the emergence of the coronavirus omicron variant unsettled markets, triggering sharp selloffs and periods of intense volatility. At the start of the new year, fears regarding the highly transmissible variant, combined with continued supply-chain constraints, rising inflation and a hawkish shift regarding U.S. monetary policy have, once again, made many investors nervous about the prospect of slower economic growth restraining future equity returns. We expect investor nervousness and questions about the strength and pace of economic recovery are likely to continue causing periods of increased market volatility. Despite these challenges, as the somewhat uneven economic recovery continues, we believe the market should continue focusing primarily on company fundamentals, favoring high-quality companies with unique business models, competitive advantages, dependable cash flow, above average returns and sound balance sheets selling at prices which are not correctly valuing the company’s future ability to generate excess free cash flow. These valuation inefficiencies are often caused by temporary problems which investors feel will never end, negative market psychology or just plain misperceptions.  The market leadership for the last three years has emphasized fundamentals and valuation. The recent market correction has resulted in many more free cash flow companies falling into the fundamentally undervalued category. For example, the All Cap Value Fund had an approximately 18% cash position at the top of the recent pandemic rally is now down to approximately 5%, as we have restocked the portfolio with what we believe are high quality free cash flow fundamental value plays that moved into our price range during the recent correction.

Our Strategies

Since the inception of the All Cap Value Fund (year end 1995), we have remained focused on analyzing individual companies, their operations and more importantly their prospects for generating and or growing free cash flow.  Our stock selection process is an accounting driven approach that emphasizes looking behind the numbers of financial statements, footnotes, management disclosures, and S.E.C filings to identify companies selling below intrinsic value. We focus on the generation and growth of future free cash flow to determine intrinsic value. The word “future” is the key word. We are market neutral and long-term value investors. We read financial statements for heat

THE OLSTEIN FUNDS

looking for clues that a company’s ability to generate future free cash flow may be over or undervalued by the investing public when compared to the company’s current market price. Market prices and values can be drastically different, and we will continue to utilize fundamental analysis to alert us to potential discounts. We fundamentally value high growth companies according to the same metrics and inferential financial statement analysis that we apply to low growth and cyclical companies looking for undervaluation.  Our selection process is limited to whether or not the market prices of the high growth companies are undervaluing the high P/E companies’ future free cash flow not P/E ratios. It is significant to note, for example, that companies such as Apple, Google, etc., have been key contributors to the All Cap Value Fund’s long-term appreciation. We search for value and believe growth is a component of value, not a separate asset class.  We are market neutral whereas many investors utilize market timing in their investment process and are heavily influenced by short-term market calls, temporary problems, or just plain misinformation.  Our Funds’ portfolios consist of companies that we believe are priced at a material discount to their future ability to generate and or grow long-term future free cash flow.

In addition, we believe these companies have discernable balance sheet strength and competitive advantages. As long-term value investors, since our inception we have been market neutral and will continue to focus on the analysis of individual companies with our own staff of seven professionals having cumulative experience of over 100 years. We believe since the bottom of the pandemic the market is paying more attention to company fundamentals when valuing companies.  We believe our expertise in accounting and looking behind the numbers of financial statements (a lost art) should give our Funds an advantage in finding value opportunities. To repeat, we define value opportunities as companies with material differences between a company’s market price and a company’s intrinsic value (defined by a company’s ability to generate and or grow future free cash flow).  As long-term value investors, we have the patience to wait for the catalyst that we identified via a forensic analysis of financial statements that should eventually close the discount between private market value and public market prices.  We have a strict sell discipline when our predictions are incorrect. We believe the number and severity of our losses are key determinants of our long-term performance and spend a lot of time discussing the probability of permanent loss.  We do not define volatility as risk. Volatility provides the opportunities to find undervaluation and sell overvaluation.

The ability to predict the overall market consisting of thousands of stocks all with different fundamentals, balance sheets, management philosophies, and industry issues with enough precision and regularity to profit therefrom, in our opinion, would be the only thing you would need to know to be the most

THE OLSTEIN FUNDS

successful and wealthiest money manager in the world.  We believe attempts to accomplish this feat is similar to Ponce De Leon’s attempt to discover the Fountain of Youth, yet every day the media, market strategists, and hedge funds present their short and long-term predictions.  The professional who has made the latest correct market call is anointed as an expert capable of moving markets until they are given money to manage utilizing their newfound powers. Although we are market neutral investors, our strategy reacts to the volatility created by these calls, looking for material price movements that have little to do with long-term fundamental intrinsic values.  The next bad call by the recently anointed market geniuses’ usually results in a new guru soon thereafter.

We do not believe in conventional timing of markets or stocks.  Our timing comes from paying the right price and is also our attempt to control downside risk.  We believe playing against the volatility of extreme market moves creates the most and best opportunities to find discounted high-quality securities for the portfolio and to liquidate fully valued securities.  In our opinion, volatility is a value investor’s best friend.  We never know exactly when discounts will begin to close..  We believe attempts to time purchases and sales of our Fund based on conventional market timing techniques increases the chances of underperforming the Funds’ results.  Our Funds have often underperformed as we were accumulating bargains during periods of negative market psychology, temporary problems affecting an industry or company, or just plain misperception.

We believe our unique inferential analysis of financial statements and investment discipline to identify undervalued companies in combination with assessing risk gives our Funds an advantage in the volatile environment we foresee going forward. Volatility is not a definition of risk and cannot be controlled. Paying the right price is not only our attempt to increase the probability of achieving our capital gains objectives but to limit risk and often involves buying the downside volatility and selling the upside volatility.

In 2022, we will continue to focus on those companies that demonstrate a commitment to maintaining a strong financial position and have the potential to deliver long-term free cash flow that is not being properly valued by the market.  We will seek to capitalize on periods of market volatility to buy such companies at advantageous prices and sell companies that become fully valued or overvalued.  Our cash position has generally gone down in down markets and up in good markets.  The direction of our cash balances goes against common sense.  Free cash flow companies tend to compete profitability during both favorable and challenging economic environments.  Our cash levels are determined by the size of the discounts on companies we own or are interested in buying and not by market timing.  In fact, our cash balances have generally gone in the opposite direction of market timers.

THE OLSTEIN FUNDS

Many investors are heavily influenced and react to stock market prognostications via the media and Wall Street strategists making definitive stock market calls. Understandably, the negative market psychology creates the pressure to liquidate during periods of market weakness and/or underperformance (precisely at the time we often found bargains). We believe super imposing market timing on the Funds’ long-term value-based investment discipline increases the odds of a shareholder not achieving the Fund’s long-term capital gains results.  Of course, patience is required by the Funds to wait for the market psychology to change in order to achieve the gains that resulted from the eventual elimination of these undervaluation discounts.  For example, see the chart on page 12 that reflects how a patient investor who invested in the All Cap Value Fund at its inception through December 31, 2021 faired.

THE OLSTEIN ALL CAP VALUE FUND

For the full calendar year ended December 31, 2021, Adviser Class shares of the Fund appreciated 26.32%; load-waived Class C shares appreciated 25.08% and load-waived Class A shares appreciated 26.00%.1  The Fund’s primary benchmark, the Russell 3000® Value Index, appreciated 25.37% during calendar year 2021, and its secondary benchmark, the Russell 3000® Index, appreciated 25.66%. For the six-month reporting period ended December 31, 2021, Adviser Class shares of the Olstein All Cap Value Fund appreciated 3.50%, load-waived Class C shares appreciated 2.98% and load-waived Class A shares appreciated 3.35%.  During the same six-month period, the Russell 3000® Value Index appreciated 6.54% and the Russell 3000® Index appreciated 9.17%.

PORTFOLIO REVIEW

As of December 31, 2021, the Olstein All Cap Value Fund portfolio consisted of 83 holdings with an average weighted market capitalization of $163.91 billion. During the six-month reporting period, the Fund initiated a

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/21, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 24.08%, 12.22%, and 12.51%, respectively. Per the Fund’s prospectus dated 10/28/21, the expense ratio for the Olstein All Cap Value Fund Class C was 2.14%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

position in Hormel Foods Corporation and eliminated its holdings in four companies. During the reporting period, the All Cap Value Fund sold its holdings in Accenture plc, Aon plc, Keysight Technologies and Lowes Companies. The Fund eliminated these holdings from the portfolio as the price of each company’s stock reached its valuation level.

Our Leaders

The Olstein All Cap Value Fund’s leading performers for the six-month reporting period ended December 31, 2021, include: Dollar Tree, Inc., Jones Lang LaSalle Inc., Aon plc, Quest Diagnostics and Apple Inc. At the close of the calendar year the Fund continued to maintain positions in Dollar Tree, Inc., Jones Lang LaSalle Inc., Quest Diagnostics and Apple Inc. The Fund liquidated its position in Aon as the price of the company’s stock reached our valuation level.

Our Laggards

Laggards during the six-month reporting period include: ViacomCBS,  Discovery Inc., Zimmer Biomet Holdings, Southwest Airlines, and WestRock Company. At the close of the reporting period the All Cap Value Fund maintained positions in all five of these companies.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

For the full calendar year ended December 31, 2021, Adviser Class shares of the Fund appreciated 21.99%, load-waived Class A shares appreciated 21.62% and load-waived Class C shares appreciated 20.73%.2  During the same twelve-month period, the Fund’s primary benchmark, the Russell 2500® Value Index appreciated 27.78%, and its secondary benchmark, the Russell 2500® Index appreciated 18.18%.

[2]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class C return as of 12/31/21 for the one-year, five-year, and ten-year periods, assuming deduction of the maximum Class C contingent deferred sales charge of 1% during the one-year period, was 19.73%, 9.69% and 11.92%, respectively. Per the Fund’s 10/28/21 prospectus, the gross expense ratio for the Class C share was 2.46% and the net expense ratio was 2.35%. The Adviser has contractually agreed to waive certain fees/expenses until at least October 28, 2022. Performance would have been lower without waivers in effect. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

THE OLSTEIN FUNDS

For the six-month reporting period ended December 31, 2021, Adviser Class shares of the Strategic Opportunities Fund depreciated 1.63%, load-waived Class A shares depreciated 1.80% and load-waived Class C shares depreciated 2.17%.  The Fund’s primary benchmark, the Russell 2500® Value Index, appreciated 4.16% and the Fund’s secondary benchmark, Russell 2500® Index appreciated 1.04%, during the same time period.

PORTFOLIO REVIEW

As of December 31, 2021, the Olstein Strategic Opportunities Fund portfolio consisted of 40 holdings with an average weighted market capitalization of $6.40 billion. During the reporting period the Fund eliminated its holdings in Keysight Technologies, Korn/Ferry and UFP Technologies as the price of each company’s stock reach our valuation level. During the reporting period, the Fund initiated and eliminated its position in multi-brand fitness company, Nautilus Inc. The Fund sold its position in Nautilus as supply chain constraints and inflationary pressures in a highly competitive environment changed our near- and medium-term cash flow projections for the company, undercutting our original investment thesis and valuation.

Our Leaders

Leading performers for the six-month reporting period include: Jones Lang LaSalle, The Shyft Group, WESCO International, CoreCard Corporation, and Wabash National Corporation. At the close of the calendar year the Fund continued to maintain positions in all five of these companies.

Our Laggards

Laggards during the six-month reporting period include: Blue Bird Corp, Nautilus Inc., Big Lots, Inc., Johnson Outdoors Inc, and Discovery Inc. At the close of the year the Strategic Opportunities Fund maintained positions in Blue Bird Corp, Big Lots, Inc., Johnson Outdoors Inc, and Discovery Inc. As previously discussed, the Fund liquidated its holding in Nautilus Inc.

DEALING WITH UNCERTAINTY

With the highly transmissible COVID omicron variant, continued supply-chain constraints, rising inflation and a hawkish shift regarding U.S. monetary policy, fueling fears of slower economic growth and an equity market correction, we believe it is important to weather such negative news and events by focusing on the equities of financially strong companies with stable or growing free cash flow.

In the face of increased volatility, how should equity investors respond?  Messages such as “stick to your long-term investment plan” or “stay in the

THE OLSTEIN FUNDS

market for the long haul” may sound like worn clichés and fall on deaf ears, especially when markets stagnate or decline. This is especially true for investors in the types of companies that we favor – undervalued companies that are either overlooked, misunderstood, face unique strategic challenges and choices, or whose stock prices suffer disproportionately from an overreaction to short-term results or overall negative market sentiment.  Such companies tend to get hit hard in the face of market uncertainty as investors seek what they believe are safer options or better or more exciting opportunities.

Dealing with Uncertainty by Focusing on Fundamentals

Our method of dealing with the uncertainty of equity markets is to remain focused on company fundamentals, the quality of a company’s earnings and its ability to generate free cash flow as market volatility increases and doomsayers predict the next downturn.  Since we value companies based on their ability to generate free cash flow, our approach focuses on company fundamentals and operations in all market and economic environments. We not only develop a thorough understanding of how each company’s operations generate sustainable free cash flow under good or bad economic conditions; we also seek to answer a series of questions about the company’s business model, its strategy, its future prospects and its management when faced with uncertain economic conditions.

We develop a thorough understanding of each company through two important analytical approaches: a bottoms-up fundamental analysis of a company’s financial statements (balance sheet, income statement and cash flow statement), and an ongoing forensic analysis of regulatory filings and other disclosures (10K, 10Q, proxy filings, annual reports, public announcements, and other regulatory filings).  The objective of our fundamental analysis is to understand the company’s business model and how the company’s operations generate free cash flow under all economic scenarios.  We also want to understand the level of ongoing investment that is required to maintain or grow the company’s free cash flow and ultimately how much of the cash generated by a company’s operations likely will be returned to us as investors.  The objective of our forensic analysis is to determine if a company’s accounting policies and practices reflect economic reality, to identify and make accounting adjustments that eliminate management’s reporting bias, and to identify positive or negative factors that may affect future free cash flow.

We believe our ongoing forensic analysis of a company’s public filings and communications serves us well during periods of increased market volatility or economic trouble and is, in our opinion, more useful than short-term economic or market forecasts.  When markets become more irrational and volatile, we believe our forensic analysis provides us with the necessary

THE OLSTEIN FUNDS

knowledge to judge the likely success of a company’s strategy and the sustainability of its performance.  We also believe that such ongoing analysis is vital when evaluating and monitoring investments in companies facing unique strategic choices for two reasons: (1) it allows us to assess the nature and likely duration of strategic challenges and/or problems; and (2) it allows us to judge the quality, effectiveness and skill set of the management team in the face of adverse circumstances and provides us with the patience to stay the course.  In our opinion, patience is a value investor’s best attribute and is encouraged by the balance created from knowing what you own.

Dealing with Uncertainty by Taking Advantage of Market Volatility

Another way we deal with market uncertainty is to focus on the compelling investment opportunities that rocky market conditions create. Short-term market volatility usually presents significant buying opportunities that enables us to strategically position our portfolios for potentially greater long-term gain.  As emotion and negative sentiment contribute to falling stock prices, we are in a better position to identify quality companies trading at a significant discount to their intrinsic value by focusing on company fundamentals — particularly the quality of earnings and a company’s ability to generate sustainable future free cash flow.

From our perspective, Wall Street’s obsessive focus on short-term concerns has increased deviations between a company’s stock price and our estimate of its intrinsic value. Investors reacting to the daily noise and news create favorable opportunities for the Olstein Funds to buy companies with solid balance sheets and business models that generate excess cash flow at bargain prices.  We believe that our investment approach, which attempts to avoid long-term impairment of capital while providing shareholders with the potential to realize long-term capital appreciation, is suited to all economic environments. Although unfavorable economic or market conditions may cause short-term downward price movements, we believe that by focusing on understanding a business, its potential to generate sustainable free cash flow and ultimately its value we can achieve our Funds’ investment objectives of long-term capital appreciation.  After identifying companies that meet well-defined investment criteria, we seek to take advantage of market volatility and downward price movements to buy such companies at advantageous prices that we believe will increase the probability of a successful investment.

FINAL THOUGHTS

While we are concerned with the overall economic environment and outlook and recognize that macro-economic factors and other newsworthy events can exert extreme short-term influence over equity prices from time to time, we are more concerned with how individual companies operate

THE OLSTEIN FUNDS

under all types of economic conditions and cycles. We believe it is an important job of company management to adequately anticipate and plan for the impact of economic shifts on their business and their ability to generate sustainable free cash flow. From our focused analysis, we judge a company’s resiliency in the face of macro-economic shocks and shifts and incorporate that judgment into our normalized cash flow projections.

Over the past twenty-five years we have identified many companies that have successfully navigated turbulent economic times to adapt, invest, grow, and restructure for the future. As short-term economic news and events overwhelm equity markets from time to time, it is important to remain balanced and focused as we take advantage of the short-term noise affecting individual stock prices which we believe have little to do with long-term values. As value investors, we require patience to take on a balanced perspective of the equity markets.  Both of our Funds utilized the extreme market volatility caused by the pandemic to take advantage of high-quality free cash flow companies being offered at what we believe were material discounts. Throughout our 27-year history we have experienced other investment panics which resulted in significant short-term declines, and we have weathered the storms by following our investment discipline and being patient.  Despite some current bearish sentiment, we intend to stay the course since we are invested in companies that, in our opinion, have the financial strength to ride out current market jitters while offering favorable long-term business prospects and thus the potential for long-term capital gains.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Funds’ objective of long-term capital appreciation.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

THE OLSTEIN FUNDS

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

(UNAUDITED)

Value of Shares
Owned, If Initial
Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	$56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232
9/30/17	82,438
12/31/17	87,561
3/31/18	86,683
6/30/18	86,815
9/30/18	91,553
12/31/18	77,934
3/31/19	87,094
6/30/19	91,214
9/30/19	91,699
12/31/19	99,092
3/31/20	67,832
6/30/20	82,811
9/30/20	89,674
12/31/20	109,015
3/31/21	126,682
6/30/21	132,404
9/30/21	130,095
12/31/21	136,354

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/21, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value

THE OLSTEIN FUNDS

Fund’s maximum CDSC of 1% during the one-year period, was 24.08%, 12.22%, and 12.51%, respectively. Per the Fund’s prospectus dated 10/28/21, the expense ratio for the Olstein All Cap Value Fund Class C was 2.14%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations but are intended to be descriptive examples of the Funds’ investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/21 is contained in this report and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges, and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

Regarding the Olstein Strategic Opportunities Fund, an investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

THE OLSTEIN FUNDS

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to be a broad-based indicator representing the U.S. stock market performance in general. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. One cannot invest directly in an index. Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. At the most fundamental level, a company’s ability to create value for shareholders is determined by its ability to generate positive cash flows, or more specifically, maximize long-term free cash flow. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet. The price-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

THE OLSTEIN FUNDS

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Period Ended of December 31, 2021. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2021
	1 Year	Inception(5)
Olstein All Cap Value – Class A (without Load)(1)	26.00%	13.67%
Olstein All Cap Value – Class A (Load Adjusted)(1)	19.06%	11.73%
Russell 3000® Value Index(2)	25.37%	11.41%
Russell 3000® Index(3)	25.66%	17.89%
S&P 500® Index(4)	28.71%	18.53%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 17, 2018.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Period Ended of December 31, 2021. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	25.08%	12.22%	12.51%	6.81%	10.45%
Russell 3000® Value Index(2)	25.37%	11.00%	12.89%	7.48%	9.55%
Russell 3000® Index(3)	25.66%	17.97%	16.30%	10.59%	10.35%
S&P 500® Index(4)	28.71%	18.47%	16.55%	10.66%	10.38%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Period Ended of December 31, 2021. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	26.32%	13.34%	13.58%	7.76%	8.90%
Russell 3000® Value Index(2)	25.37%	11.00%	12.89%	7.48%	7.86%
Russell 3000® Index(3)	25.66%	17.97%	16.30%	10.59%	8.36%
S&P 500® Index(4)	28.71%	18.47%	16.55%	10.66%	8.01%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expense associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market. The Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A for the past 10 years through the Period Ended of December 31, 2021. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	21.62%	10.51%	12.77%	8.54%	8.69%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	14.93%	9.27%	12.13%	8.13%	8.29%
Russell 2500® Value Index(2)	27.78%	9.88%	12.43%	7.91%	8.21%
Russell 2500® Index(3)	18.18%	13.75%	14.15%	9.67%	9.93%
S&P 500® Index(4)	28.71%	18.47%	16.55%	10.66%	10.38%

(1)
Assumes reinvestment of dividends and capital gains. Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Period Ended of December 31, 2021. The line chart does not reflect any applicable Contingent Deferred Sales Charge. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	20.73%	9.69%	11.92%	7.73%	7.90%
Russell 2500® Value Index(2)	27.78%	9.88%	12.43%	7.91%	8.21%
Russell 2500® Index(3)	18.18%	13.75%	14.15%	9.67%	9.93%
S&P 500® Index(4)	28.71%	18.47%	16.55%	10.66%	10.83%

(1)
Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return”. The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value of $10,000 Investment (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Period Ended of December 31, 2021. The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Rate of Return For Periods Ended December 31, 2021
	1 Year	3 Year	5 Year	Inception(5)
Olstein Strategic Opportunities –
Adviser Class(1)	21.99%	22.21%	10.81%	7.85%
Russell 2500® Value Index(2)	27.78%	18.31%	9.88%	9.71%
Russell 2500® Index(3)	18.18%	21.91%	13.75%	11.64%
S&P 500® Index(4)	28.71%	26.07%	18.47%	15.29%

(1)
Assumes reinvestment of dividends and capital gains. Also include all expense at the end of the period and thus represents a “net return”. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(4)
The S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”. One cannot invest directly in an index.

(5)	Commencement of operation was May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Expense Examples as of December 31, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, sales loads on purchase payments or contingent deferred sales charges on redemptions, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, interest expense and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 – December 31, 2021.

Actual Expenses For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes For each class, the second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/21	12/31/21	7/1/21 – 12/31/21
Actual
Class A(2)	$1,000.00	$1,033.50	$7.23
Class C(2)	$1,000.00	$1,029.80	$11.05
Adviser Class(2)	$1,000.00	$1,035.00	$5.95
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,018.10	$7.17
Class C	$1,000.00	$1,014.32	$10.97
Adviser Class	$1,000.00	$1,019.36	$5.90

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.41%, 2.16% and 1.16% for the Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2021 of 3.35%, 2.98%, and 3.50% for the Class A, Class C and Adviser Class, respectively.

Olstein Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	7/1/21	12/31/21	7/1/21 – 12/31/21
Actual
Class A(4)	$1,000.00	$982.00	$7.99
Class C(4)	$1,000.00	$978.30	$11.72
Adviser Class(4)	$1,000.00	$983.70	$6.75
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93
Adviser Class	$1,000.00	$1,018.40	$6.87

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month of 1.60%, 2.35% and 1.35% for the Class A, Class C, and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended December 31, 2021 of -1.80%, -2.17%, and -1.63% for the Class A, Class C and Adviser Class, respectively.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2021 (Unaudited)

Olstein Strategic Opportunities Fund
Allocation of Portfolio Assets as a percentage of investments
December 31, 2021 (Unaudited)

THE OLSTEIN FUNDS

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2021 (Unaudited)

COMMON STOCKS – 96.0%
ADVERTISING AGENCIES – 1.7%	Shares	Value
Omnicom Group, Inc. (a)	176,000	$12,895,520

AEROSPACE & DEFENSE – 2.6%
L3Harris Technologies, Inc.	44,000	9,382,560
Raytheon Technologies Corporation	116,000	9,982,960
		19,365,520

AIR DELIVERY & FREIGHT SERVICES – 3.3%
FedEx Corporation	53,000	13,707,920
United Parcel Service, Inc. – Class B	49,500	10,609,830
		24,317,750

AIRLINES – 3.3%
Delta Air Lines, Inc. (b)	271,000	10,590,680
JetBlue Airways Corporation (b)	560,500	7,981,520
Southwest Airlines Company (b)	142,000	6,083,280
		24,655,480

AUTO MANUFACTURERS – 1.5%
General Motors Company (b)	192,000	11,256,960

AUTOMOBILES – 0.9%
Winnebago Industries, Inc. (a)	90,000	6,742,800

BEVERAGES – 0.6%
Keurig Dr. Pepper, Inc.	124,000	4,570,640

BUILDING PRODUCTS – 1.0%
Carrier Global Corporation	134,000	7,268,160

CAPITAL MARKETS – 1.3%
Goldman Sachs Group, Inc.	25,500	9,755,025

CHEMICALS – 2.9%
Corteva, Inc.	262,000	12,387,360
Eastman Chemical Company (a)	76,000	9,189,160
		21,576,520

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.0% – continued
COMMERCIAL BANKS – 5.4%	Shares	Value
Citizens Financial Group, Inc.	180,750	$8,540,437
Fifth Third Bancorp	190,000	8,274,500
Prosperity Bancshares, Inc.	73,539	5,316,870
U.S. Bancorp	160,000	8,987,200
Wells Fargo & Company	188,000	9,020,240
		40,139,247

COMMERCIAL SERVICES – 0.9%
Moody’s Corporation	10,000	3,905,800
S&P Global, Inc. (a)	6,000	2,831,580
		6,737,380

COMMUNICATIONS EQUIPMENT – 1.9%
Cisco Systems, Inc.	219,000	13,878,030

COMPUTERS – 2.0%
Apple, Inc.	44,000	7,813,080
Western Digital Corporation (b)	109,000	7,107,890
		14,920,970

CONSUMER FINANCE – 3.4%
American Express Company	36,000	5,889,600
Equifax, Inc.	19,000	5,563,010
MasterCard, Inc. – Class A	19,000	6,827,080
Visa, Inc. – Class A (a)	30,500	6,609,655
		24,889,345

CONTAINERS & PACKAGING – 1.3%
WestRock Company	210,000	9,315,600

DISTRIBUTORS – 1.1%
LKQ Corporation	130,000	7,803,900

DIVERSIFIED FINANCIAL SERVICES – 2.6%
Berkshire Hathaway, Inc. – Class B (b)	27,000	8,073,000
Invesco Ltd. (c)	499,000	11,486,980
		19,559,980

E-COMMERCE – 1.3%
eBay, Inc.	143,000	9,509,500

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.0% – continued
ELECTRICAL EQUIPMENT – 1.4%	Shares	Value
Generac Holdings, Inc. (b)	30,000	$10,557,600

ELECTRONICS – 1.4%
Sensata Technologies Holding PLC (b)(c)	167,860	10,355,283

ENERGY EQUIPMENT & SERVICES – 1.2%
Schlumberger Ltd. (c)	291,000	8,715,450

FOOD & DRUG RETAILERS – 4.3%
CVS Health Corporation	126,000	12,998,160
Walgreens Boots Alliance, Inc.	360,500	18,803,680
		31,801,840

FOOD PRODUCTS – 0.6%
Hormel Foods Corporation (a)	92,000	4,490,520

HEALTH CARE EQUIPMENT & SUPPLIES – 7.2%
Baxter International, Inc.	127,000	10,901,680
Becton, Dickinson and Company	49,000	12,322,520
Hologic, Inc. (b)	85,000	6,507,600
Medtronic PLC (c)	106,000	10,965,700
Zimmer Biomet Holdings, Inc.	101,000	12,831,040
		53,528,540

HEALTH CARE PROVIDERS & SERVICES – 2.6%
Quest Diagnostics Inc.	42,000	7,266,420
UnitedHealth Group, Inc.	11,000	5,523,540
Universal Health Services, Inc. – Class B	48,000	6,223,680
		19,013,640

HOTELS, RESTAURANTS & LEISURE – 2.2%
Booking Holdings, Inc. (b)	3,100	7,437,613
Denny’s Corporation (b)	537,170	8,594,720
		16,032,333

HOUSEHOLD DURABLES – 1.4%
Mohawk Industries, Inc. (b)	57,000	10,384,260

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.0% – continued
HOUSEHOLD PRODUCTS – 2.0%	Shares	Value
Kimberly-Clark Corporation	49,000	$7,003,080
Reynolds Consumer Products, Inc. (a)	252,050	7,914,370
		14,917,450

INDUSTRIAL EQUIPMENT WHOLESALE – 1.1%
WESCO International, Inc. (b)	62,000	8,158,580

INSURANCE – 2.9%
Marsh & McLennan Companies, Inc.	25,000	4,345,500
Travelers Companies, Inc. (a)	51,000	7,977,930
Willis Towers Watson PLC (c)	37,000	8,787,130
		21,110,560

INTERACTIVE MEDIA & SERVICES – 1.5%
Meta Platforms, Inc. – Class A (b)	32,000	10,763,200

INTERNET SOFTWARE & SERVICES – 0.9%
Alphabet, Inc. – Class C (b)	2,400	6,944,616

IT SERVICES – 0.5%
Automatic Data Processing, Inc.	16,000	3,945,280

MACHINERY – 3.3%
Cummins, Inc.	38,000	8,289,320
Stanley Black & Decker, Inc.	54,000	10,185,480
Timken Company	86,650	6,003,979
		24,478,779

MATERIALS – 0.9%
Axalta Coating Systems Ltd. (b)(c)	199,250	6,599,160

MEDIA – 6.2%
Comcast Corporation – Class A	195,000	9,814,350
Discovery, Inc. – Class C (a)(b)	593,600	13,593,440
ViacomCBS, Inc. – Class B (a)	391,000	11,800,380
Walt Disney Company (b)	68,000	10,532,520
		45,740,690

MULTILINE RETAIL – 0.6%
Dollar Tree, Inc. (b)	34,000	4,777,680

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.0% – continued
PHARMACEUTICALS – 1.6%	Shares	Value
Johnson & Johnson	71,000	$12,145,970

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.3%
CBRE Group, Inc. – Class A (b)	72,000	7,812,720
Jones Lang LaSalle, Inc. (b)	33,550	9,036,357
		16,849,077

RESTAURANTS – 2.9%
Cracker Barrel Old Country Store, Inc. (a)	65,350	8,406,624
Dine Brands Global, Inc.	110,000	8,339,100
McDonald’s Corporation	17,000	4,557,190
		21,302,914

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.2%
Intel Corporation	240,000	12,360,000
Kulicke and Soffa Industries, Inc. (a)	128,850	7,800,579
Texas Instruments, Inc.	20,000	3,769,400
		23,929,979

SOFTWARE – 2.4%
Microsoft Corporation	12,000	4,035,840
Oracle Corporation	51,000	4,447,710
SS&C Technologies Holdings, Inc.	115,000	9,427,700
		17,911,250

TELECOMMUNICATIONS – 1.6%
Corning, Inc.	316,000	11,764,680

TEXTILES, APPAREL & LUXURY GOODS – 0.8%
Tapestry, Inc.	139,450	5,661,670
TOTAL COMMON STOCKS (Cost $537,923,375)		711,039,328

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENT – 3.9%
MONEY MARKET DEPOSIT ACCOUNT – 3.9%	Shares	Value
U.S. Bank N.A., 0.01% (d)
Total Money Market Deposit Account	28,830,369	$28,830,369
TOTAL SHORT-TERM INVESTMENT (Cost $28,830,369)		28,830,369

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 10.6%
INVESTMENT COMPANIES – 10.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (e)
Total Investment Company	78,171,028	78,171,028
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $78,171,028)		78,171,028

TOTAL INVESTMENTS – 110.5%
(Cost $644,924,772)		818,040,725
OTHER ASSETS & LIABILITIES, NET – (10.5)%		(77,864,773)
TOTAL NET ASSETS – 100.0%		$740,175,952

PLC – Public Limited Company
(a)	All or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a value of $75,984,268 at December 31, 2021.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2021 (Unaudited)

COMMON STOCKS – 97.8%
AIRLINES – 2.9%	Shares	Value
JetBlue Airways Corporation (b)	266,000	$3,787,840

AUTO COMPONENTS – 1.5%
Miller Industries, Inc.	60,000	2,004,000

AUTO MANUFACTURERS – 2.5%
Blue Bird Corporation (a)(b)	206,000	3,221,840

AUTOMOBILES – 2.1%
Winnebago Industries, Inc. (a)	37,000	2,772,040

BANKS – 1.4%
First Hawaiian, Inc.	69,000	1,885,770

COMMERCIAL BANKS – 7.1%
Citizens Financial Group, Inc.	80,000	3,780,000
Home BancShares, Inc. (a)	132,000	3,214,200
Prosperity Bancshares, Inc.	30,961	2,238,480
		9,232,680

COMMERCIAL SERVICES & SUPPLIES – 1.9%
Brady Corporation – Class A	44,900	2,420,110

CONTAINERS & PACKAGING – 2.5%
WestRock Company	73,350	3,253,806

DIVERSIFIED FINANCIAL SERVICES – 4.4%
Invesco Ltd. (c)	247,900	5,706,658

ELECTRICAL EQUIPMENT – 0.7%
Generac Holdings, Inc. (b)	2,500	879,800

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.8%
Vishay Intertechnology, Inc. (a)	168,000	3,674,160

ELECTRONICS – 3.6%
Sensata Technologies Holding PLC (b)(c)	76,650	4,728,538

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%
Zimmer Biomet Holdings, Inc.	29,600	3,760,384

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.8% – continued
HEALTH CARE PRODUCTS – 2.3%	Shares	Value
Integra LifeSciences Holdings Corporation (a)(b)	45,000	$3,014,550

HOUSEHOLD DURABLES – 8.4%
Central Garden & Pet Company – Class A (b)	103,000	4,928,550
Lifetime Brands, Inc.	156,767	2,503,569
Mohawk Industries, Inc. (b)	19,050	3,470,529
		10,902,648

HOUSEHOLD PRODUCTS – 2.0%
Reynolds Consumer Products, Inc. (a)	82,350	2,585,790

INDUSTRIAL EQUIPMENT WHOLESALE – 3.3%
WESCO International, Inc. (a)(b)	33,196	4,368,262

LEISURE PRODUCTS – 2.3%
Johnson Outdoors, Inc.	31,500	2,951,235

MACHINERY – 9.3%
Federal Signal Corporation	30,000	1,300,200
Gates Industrial Corporation PLC (b)(c)	235,000	3,738,850
Graham Corporation (a)	134,910	1,678,280
Shyft Group, Inc. (a)	66,000	3,242,580
Timken Company	30,450	2,109,881
		12,069,791

MATERIALS – 2.2%
Axalta Coating Systems Ltd. (b)(c)	85,250	2,823,480

MEDIA – 3.9%
Discovery, Inc. – Class C (a)(b)	223,400	5,115,860

PHARMACEUTICALS – 3.4%
Prestige Consumer Healthcare, Inc. (b)	73,000	4,427,450

REAL ESTATE MANAGEMENT & DEVELOPMENT – 2.5%
Jones Lang LaSalle, Inc. (a)(b)	11,950	3,218,613

RESTAURANTS – 9.1%
Cracker Barrel Old Country Store, Inc. (a)	23,650	3,042,336
Denny’s Corporation (a)(b)	245,830	3,933,280
Dine Brands Global, Inc.	64,000	4,851,840
		11,827,456

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.8% – continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.4%	Shares	Value
Kulicke and Soffa Industries, Inc. (a)	51,950	$3,145,053

SOFTWARE – 2.1%
CoreCard Corporation (b)	70,000	2,716,000

SPECIALTY RETAIL – 2.2%
Big Lots, Inc. (a)	64,000	2,883,200

TEXTILES, APPAREL & LUXURY GOODS – 3.2%
Kontoor Brands, Inc.	63,000	3,228,750
Tapestry, Inc.	24,310	986,986
		4,215,736

TRANSPORTATION EQUIPMENT – 2.9%
Wabash National Corporation (a)	191,973	3,747,313
TOTAL COMMON STOCKS (Cost $102,720,255)		127,340,063

SHORT-TERM INVESTMENT – 2.2%
MONEY MARKET DEPOSIT ACCOUNT – 2.2%
U.S. Bank N.A., 0.01% (d)
Total Money Market Deposit Account	2,840,913	2,840,913
TOTAL SHORT-TERM INVESTMENT (Cost $2,840,913)		2,840,913

INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING – 21.4%
INVESTMENT COMPANY – 21.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (e)
Total Investment Company	27,816,669	27,816,669
TOTAL INVESTMENT PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING (Cost $27,816,669)		27,816,669

TOTAL INVESTMENTS – 121.4%
(Cost $133,377,837)		157,997,645
OTHER ASSETS & LIABILITIES, NET – (21.4)%		(27,864,863)
TOTAL NET ASSETS – 100.0%		$130,132,782

PLC – Public Limited Company
(a)	All or a portion of this security was out on loan at December 31, 2021. Total loaned securities had a value of $27,025,462 at December 31, 2021.
(b)	Non-income producing security.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

 (THIS PAGE INTENTIONALLY LEFT BLANK).

The Olstein Funds
Statements of Assets and Liabilities as of December 31, 2021 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Assets:
Investments, at value(1) (at cost $644,924,772
and $133,377,837, respectively)	$818,040,725	$157,997,645
Receivable for investment securities sold	291,018	119,026
Receivable for capital shares sold	328,208	106,599
Dividends and interest receivable	789,974	57,614
Securities lending income receivable	4,397	1,558
Prepaid expenses	76,221	36,142
Total Assets	$819,530,543	$158,318,584

Liabilities:
Payable upon return of securities loaned	78,171,028	27,816,669
Payable for capital shares redeemed	69,300	138,097
Payable to investment adviser	618,431	109,959
Accrued distribution fees	260,407	18,923
Payable for transfer agent fees & expenses	106,244	32,853
Payable for fund administration & accounting fees	70,744	35,733
Payable for trustee fees	4,582	4,591
Payable for compliance fees	3,296	3,295
Payable for custody fees	16,547	2,977
Payable for audit fees	9,171	9,166
Accrued expenses	24,841	13,539
Total Liabilities	79,354,591	28,185,802
Net Assets	$740,175,952	$130,132,782

Net Assets Consist of:
Paid-in capital	$537,429,076	$103,531,451
Total distributable earnings	202,746,876	26,601,331
Total net assets	$740,175,952	$130,132,782

(1)	Includes securities on loan with a value of $75,984,268 and $27,025,462, respectively.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Class A:
Net assets	$145,148,192	$32,727,140
Shares of beneficial interest outstanding(1)	4,698,871	1,338,342
Net asset value, offering price and redemption price per share	$30.89	$24.45
Maximum offering price per share(2)	$32.69	$25.87

Class C:
Net assets	$277,251,833	$14,334,068
Shares of beneficial interest outstanding(1)	12,273,933	675,977
Net asset value, offering price and redemption price per share(3)	$22.59	$21.20

Adviser Class:
Net assets	$317,775,927	$83,071,574
Shares of beneficial interest outstanding(1)	10,194,820	3,335,505
Net asset value, offering price and redemption price per share	$31.17	$24.91

(1)	Unlimited number of shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(3)	May be subject to a contingent deferred sales charge of 1.00% on certain shares redeemed within 12 months of purchase on Class C shares.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

Olstein Funds
Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)

		Olstein
	Olstein	Strategic
	All Cap	Opportunities
	Value Fund	Fund
Investment Income:
Dividend income	$5,018,312	$698,693
Less: foreign taxes withheld	(4,440)	—
Interest income	1,749	189
Securities lending income, net	17,003	8,530
Total investment income	5,032,624	707,412

Expenses:
Investment advisory fees (See Note 4)	3,781,333	675,738
Fund administration & accounting fees (See Note 4)	254,156	70,418
Transfer agent fees & expenses (See Note 4)	229,116	75,664
Federal & state registration fees	25,212	25,118
Custody fees (See Note 4)	24,858	4,528
Postage & printing fees	12,752	3,402
Audit fees	10,668	10,668
Insurance fees	9,528	2,330
Trustee fees	8,882	8,886
Legal fees	6,556	5,956
Compliance fees (See Note 4)	6,424	6,424
Other expenses	3,674	2,934
Distribution fees (See Note 5)
Class A	182,470	41,078
Class C	1,411,028	77,032
Total expenses	5,966,657	1,010,176
Plus: adviser recoupment (See Note 4)	—	20,181
Net expenses	5,966,657	1,030,357
Net Investment loss	(934,033)	(322,945)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	57,305,616	7,892,534
Net change in unrealized appreciation/depreciation on investments	(32,755,061)	(10,048,913)
Net realized and unrealized gain (loss) on investments	24,550,555	(2,156,379)
Net increase (decrease) in net assets resulting from operations	$23,616,522	$(2,479,324)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN FUNDS

 (THIS PAGE INTENTIONALLY LEFT BLANK).

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2021	Year Ended
	(Unaudited)	June 30, 2021
Operations:
Net investment loss	$(934,033)	$(1,940,765)
Net realized gain on investments	57,305,616	91,651,975
Change in unrealized appreciation/depreciation on investments	(32,755,061)	200,353,815
Net increase in net assets resulting from operations	23,616,522	290,065,025

Capital Share Transactions:
Class A:
Proceeds from shares sold	11,115,808	20,482,197
Proceeds from reinvestment of distributions	12,289,756	436,281
Payments for shares redeemed	(7,217,092)	(27,354,921)
Increase (Decrease) in net assets resulting
from Class A transactions	16,188,472	(6,436,443)
Class C:
Proceeds from shares sold	3,717,134	3,833,334
Proceeds from reinvestment of distributions	44,385,728	512,387
Payments for shares redeemed	(21,775,389)	(98,162,990)
Increase (Decrease) in net assets resulting
from Class C transactions	26,327,473	(93,817,269)
Adviser Class:
Proceeds from shares sold	11,009,883	81,948,325
Proceeds from reinvestment of distributions	40,632,866	1,080,886
Payments for shares redeemed	(25,030,685)	(24,484,710)
Increase in net assets resulting
from Adviser Class transactions	26,612,064	58,544,501
Net increase (decrease) in net assets from capital share transactions	69,128,009	(41,709,211)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

	For the
	Six Months Ended	For the
	December 31, 2021	Year Ended
	(Unaudited)	June 30, 2021
Distributions to shareholders:
Class A	$(18,648,736)	$(624,826)
Class C	(46,222,371)	(546,347)
Adviser Class	(42,013,039)	(1,139,976)
Total distributions to shareholders	(106,884,146)	(2,311,149)

Total increase (decrease) in Net Assets	(14,139,615)	246,044,665

Net Assets:
Beginning of period	754,315,567	508,270,902
End of period	$740,175,952	$754,315,567

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2021	Year Ended
	(Unaudited)	June 30, 2021
Operations:
Net investment loss	$(322,945)	$(618,819)
Net realized gain on investments	7,892,534	12,639,365
Change in unrealized appreciation/depreciation on investments	(10,048,913)	36,986,472
Net increase (decrease) in net assets resulting from operations	(2,479,324)	49,007,018

Capital Share Transactions:
Class A:
Proceeds from shares sold	3,941,026	6,708,992
Proceeds from reinvestment of distributions	2,546,684	—
Payments for shares redeemed	(2,028,254)	(3,023,261)
Increase in net assets resulting
from Class A transactions	4,459,456	3,685,731
Class C:
Proceeds from shares sold	425,194	1,497,077
Proceeds from reinvestment of distributions	1,506,519	—
Payments for shares redeemed	(2,163,988)	(4,092,117)
Decrease in net assets resulting
from Class C transactions	(232,275)	(2,595,040)
Adviser Class:
Proceeds from shares sold	6,039,685	43,533,836
Proceeds from reinvestment of distributions	7,339,658	—
Payments for shares redeemed	(13,148,466)	(9,316,947)
Increase in net assets resulting
from Adviser Class transactions	230,877	34,216,889
Net increase in net assets from capital share transactions	4,458,058	35,307,580

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

	For the
	Six Months Ended	For the
	December 31, 2021	Year Ended
	(Unaudited)	June 30, 2021
Distributions to Shareholders:
Class A	$(3,035,519)	$—
Class C	(1,580,780)	—
Adviser Class	(7,763,051)	—
Total distributions to shareholders	(12,379,350)	—

Total increase (decrease) in net assets	(10,400,616)	84,314,598

Net Assets
Beginning of period	140,533,398	56,218,800
End of period	$130,132,782	$140,533,398

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	Period
	Ended	Year	Year	Inception(1)
	December 31,	Ended	Ended	through
	2021	June 30,	June 30,	June 30,
	(Unaudited)	2021	2020	2019
Net Asset Value, Beginning of Period	$34.32	$21.40	$24.10	$26.07
Investment Operations:
Net investment income (loss)(2)	(0.01)	(0.01)	0.17	0.13
Net realized and unrealized gain (loss) on investments	1.03	13.06	(2.12)	(0.32)
Total from investment operations	1.02	13.05	(1.95)	(0.19)
Less distributions from:
Net investment income	—	(0.13)	(0.10)	—
Net realized gains	(4.45)	—	(0.65)	(1.78)
Total distributions	(4.45)	(0.13)	(0.75)	(1.78)
Net Asset Value, End of Period	$30.89	$34.32	$21.40	$24.10
Total Return(3)(4)	3.35%	61.15%	-8.54%	0.04%
Supplemental Data and Ratios
Net assets, end of period (000’s omitted)	$145,148	$142,863	$93,359	$12,920
Ratio of expenses to average net assets(5)	1.41%	1.39%	1.40%	1.43%
Ratio of net investment income (loss) to average net assets(5)	(0.08)%	(0.05)%	0.75%	0.68%
Portfolio Turnover(4)(6)	18%	42%	48%	39%

(1)	Inception date of Class A was September 17, 2018.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the		For the	For the	For the
	Ended	Year	Year		Year	Year	Year
	Dec. 31,	Ended	Ended		Ended	Ended	Ended
	2021	June 30,	June 30,		June 30,	June 30,	June 30,
	(Unaudited)	2021	2020		2019	2018	2017
Net Asset Value,
Beginning of Period	$26.38	$16.53	$18.82		$19.79	$19.90	$16.70
Investment Operations:
Net investment loss(1)	(0.11)	(0.17)	(0.00	)(2)	(0.03)	(0.12)	(0.14)
Net realized and unrealized
gain (loss) on investments	0.77	10.06	(1.64)		0.84	1.22	3.38
Total from investment operations	0.66	9.89	(1.64)		0.81	1.10	3.24
Less distributions from:
Net investment income	—	(0.04)	—		—	—	—
Net realized gains	(4.45)	—	(0.65)		(1.78)	(1.21)	(0.04)
Total distributions	(4.45)	(0.04)	(0.65)		(1.78)	(1.21)	(0.04)
Net Asset Value, End of Period	$22.59	$26.38	$16.53		$18.82	$19.79	$19.90
Total Return(3)(4)	2.98%	59.89%	-9.21%		5.07%	5.57%	19.42%
Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$277,252	$289,103	$248,420		$400,820	$456,794	$493,526
Ratio of expenses to average net assets(5)	2.16%	2.14%	2.15%		2.19%	2.25%	2.25%
Ratio of net investment loss
to average net assets(5)	(0.83)%	(0.80)%	(0.00	)%(7)	(0.15)%	(0.60)%	(0.74)%
Portfolio Turnover(4)(6)	18%	42%	48%		39%	54%	56%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount rounds to less than $0.01 per share.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover disclosed is for the Fund as a whole.
(7)	Amount rounds to less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2021	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value,
Beginning of Period	$34.54	$21.51	$24.15	$24.64	$24.25	$20.15
Investment Operations:
Net investment income(1)	0.03	0.06	0.23	0.20	0.10	0.06
Net realized and unrealized
gain (loss) on investments	1.05	13.13	(2.13)	1.09	1.50	4.08
Total from investment operations	1.08	13.19	(1.90)	1.29	1.60	4.14
Less distributions from:
Net investment income	—	(0.16)	(0.09)	—	—	—
Net realized gains	(4.45)	—	(0.65)	(1.78)	(1.21)	(0.04)
Total distributions	(4.45)	(0.16)	(0.74)	(1.78)	(1.21)	(0.04)
Net Asset Value, End of Period	$31.17	$34.54	$21.51	$24.15	$24.64	$24.25
Total Return(2)	3.50%	61.49%	-8.27%	6.06%	6.66%	20.56%
Supplement Data and Ratios
Net assets end of
period (000’s omitted)	$317,776	$322,350	$166,492	$194,298	$204,963	$198,876
Ratio of expenses to average net assets(3)	1.16%	1.14%	1.15%	1.19%	1.25%	1.25%
Ratio of net investment income
to average net assets(3)	0.17%	0.20%	1.00%	0.85%	0.40%	0.26%
Portfolio Turnover(2)(4)	18%	42%	48%	39%	54%	56%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Portfolio turnover disclosed is for the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2021	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value,
Beginning of Period	$27.47	$15.19	$17.24	$17.46	$16.90	$13.61
Investment Operations:
Net investment loss(1)	(0.07)	(0.15)	(0.01)	(0.03)	(0.09)	(0.08)
Net realized and unrealized
gain (loss) on investments	(0.44)	12.43	(2.04)	(0.05)	0.65	3.37
Total from investment operations	(0.51)	12.28	(2.05)	(0.08)	0.56	3.29
Less distributions from:
Net realized gains	(2.51)	—	—	(0.14)	—	—
Total distributions	(2.51)	—	—	(0.14)	—	—
Net Asset Value, End of Period	$24.45	$27.47	$15.19	$17.24	$17.46	$16.90
Total Return(2)(3)	-1.80%	80.84%	-11.89%	-0.38%	3.31%	24.17%
Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$32,727	$31,827	$15,873	$17,801	$23,176	$31,537
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	1.57%	1.70%	1.81%	1.73%	1.62%	1.61%
After expense waiver/recoupment(4)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(4)	(0.55)%	(0.68)%	(0.07)%	(0.17)%	(0.54)%	(0.50)%
Portfolio Turnover(3)	17%	47%	45%	35%	53%	65%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2021	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value,
Beginning of Period	$24.25	$13.52	$15.45	$15.78	$15.39	$12.49
Investment Operations:
Net investment loss(1)	(0.15)	(0.28)	(0.12)	(0.14)	(0.20)	(0.18)
Net realized and unrealized
gain (loss) on investments	(0.39)	11.01	(1.81)	(0.05)	0.59	3.08
Total from investment operations	(0.54)	10.73	(1.93)	(0.19)	0.39	2.90
Less distributions from:
Net realized gains	(2.51)	—	—	(0.14)	—	—
Total distributions	(2.51)	—	—	(0.14)	—	—
Net Asset Value, End of Period	$21.20	$24.25	$13.52	$15.45	$15.78	$15.39
Total Return(2)(3)	-2.17%	79.36%	-12.49%	-1.12%	2.53%	23.22%
Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$14,334	$16,515	$11,135	$19,532	$24,484	$35,107
Ratio of expenses to average net assets:
Before expense waiver/recoupment(4)	2.32%	2.46%	2.55%	2.48%	2.37%	2.36%
After expense waiver/recoupment(4)	2.35%	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss
to average net assets:
After expense waiver/recoupment(4)	(1.30)%	(1.43)%	(0.82)%	(0.92)%	(1.29)%	(1.25)%
Portfolio Turnover(3)	17%	47%	45%	35%	53%	65%

(1)	Per share amounts calculated using the average shares method.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the	For the	For the	For the
	Ended	Year	Year	Year	Year	Year
	Dec. 31,	Ended	Ended	Ended	Ended	Ended
	2021	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value,
Beginning of Period	$27.89	$15.39	$17.42	$17.60	$16.99	$13.65
Investment Operations:
Net investment income (loss)(1)	(0.04)	(0.10)	0.03	0.01	(0.05)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.43)	12.60	(2.06)	(0.05)	0.66	3.38
Total from investment operations	(0.47)	12.50	(2.03)	(0.04)	0.61	3.34
Less distributions from:
Net realized gains	(2.51)	—	—	(0.14)	—	—
Total distributions	(2.51)	—	—	(0.14)	—	—
Net Asset Value, End of Period	$24.91	$27.89	$15.39	$17.42	$17.60	$16.99
Total Return(2)	-1.63%	81.22%	-11.65%	-0.15%	3.59%	24.47%
Supplemental Data and Ratios
Net assets end of
period (000’s omitted)	$83,072	$92,191	$29,211	$41,256	$73,788	$86,824
Ratio of expenses to average net assets:
Before expense waiver/recoupment(3)	1.32%	1.43%	1.55%	1.48%	1.37%	1.36%
After expense waiver/recoupment(3)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
After expense waiver/recoupment(3)	(0.30)%	(0.43)%	0.18%	0.08%	(0.29)%	(0.25)%
Portfolio Turnover(2)	17%	47%	45%	35%	53%	65%

(1)	Per share amounts calculated using the average shares method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Organization  Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Olstein All Cap Value Fund (“All Cap Value Fund”) and Olstein Strategic Opportunities Fund (“Strategic Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  The investment objective of each Fund is long-term capital appreciation with a secondary objective of income. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Each Fund offers three different share classes – Adviser Class, Class A, and Class C. The All Cap Value Fund commenced operations on September 21, 1995. The Class C shares commenced operations on September 21, 1995, the Adviser Class shares commenced operations on September 1, 1999, and the Class A shares commenced operations on September 17, 2018. The Strategic Fund commenced operations on November 1, 2006. The Class A shares and Class C shares each commenced operations on November 1, 2006 and the Adviser Class shares commenced operations on May 11, 2015. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class. Class A shares are subject to a front-end sales charge of up to 5.50% and a 0.25% Rule 12b-1 distribution and shareholder servicing fee. Class C shares may be subject to a deferred sales charge of up to 1.00% and are subject to a 1.00% Rule 12b-1 distribution and shareholder servicing fee. The Funds may issue an unlimited number of shares of beneficial interest without par value.

2
Significant Accounting Policies  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

THE OLSTEIN FUNDS

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes. The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2021, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended December 31, 2021, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended June 30, 2018.

Security Transactions, Income and Distributions.  The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for

THE OLSTEIN FUNDS

federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations on net asset value (“NAV”) per share of the Funds.

Allocation of Income, Expenses and Gains/Losses.  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at an annual rate of 0.25% and 1.00% of the Class A shares and Class C shares average daily net assets, respectively (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the Funds of the Trust, or by other equitable means.

Use of Estimates.  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3
Securities Valuation  The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

THE OLSTEIN FUNDS

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities.  Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments.  Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their NAVs per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board

THE OLSTEIN FUNDS

regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2021:

	Uncategorized	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Common Stocks	$—	$711,039,328	$—	$—	$711,039,328
Short-Term Investment	—	28,830,369	—	—	28,830,369
Investment Purchased with the Cash
Proceeds from Securities Lending*	78,171,028	—	—	—	78,171,028
Total Investments in Securities	$78,171,028	$739,869,697	$—	$—	$818,040,725

	Uncategorized	Level 1	Level 2	Level 3	Total
Strategic Fund
Common Stocks	$—	$127,340,063	$—	$—	$127,340,063
Short-Term Investment	—	2,840,913	—	—	2,840,913
Investment Purchased with the Cash
Proceeds from Securities Lending*	27,816,669	—	—	—	27,816,669
Total Investments in Securities	$27,816,669	$130,180,976	$—	$—	$157,997,645

*
Certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient have not been characterized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Statements of Assets and Liabilities. See Note 9 for additional information regarding securities lending activity.

Refer to the Schedule of Investments for further information on the classification of investments.

4
Investment Advisory Fee And Other Related Party Transactions  The Trust has an agreement with Olstein Capital Management, L.P. (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the All Cap Value Fund pays the Adviser an annualized monthly management fee of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.95% of the Fund’s average daily net assets on the next $500 million, 0.90% of the Fund’s average daily net assets on the next $500 million, 0.85% of the Fund’s average daily net assets on the next $500 million, 0.80% of the Fund’s average daily net assets on the next $500 million, and 0.75% of the Fund’s average daily net assets in excess of $3 billion. The Strategic Fund pays the Adviser an annualized monthly management fee of 1.00% of the Fund’s average daily net assets.

THE OLSTEIN FUNDS

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Strategic Fund for its expenses to ensure that total operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses), based upon the average daily net assets of the Fund, do not exceed an annual rate of 1.35%.

Effective September 14, 2018, fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement for the Strategic Fund is indefinite in term, but cannot be terminated within a year after the effective date of the prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees subject to potential recovery by month of expiration are as follows:

Expiration – Strategic Fund
January 2022 – June 2022	$58,875
July 2022 – June 2023	142,803
July 2023 – June 2024	92,513
July 2024 – December 2024	—

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2021, are disclosed in the Statements of Operations.

THE OLSTEIN FUNDS

5
Distribution Costs  The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A and Class C only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% and 1.00% of Class A and Class C average daily net assets, respectively. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended December 31, 2021, the All Cap Value Fund and Strategic Fund incurred expenses of $182,470 and $41,078, respectively in Class A pursuant to the Plan. The All Cap Value Fund and Strategic Fund also incurred additional expenses of $1,411,028 and $77,032, respectively in Class C.

6	Capital Share Transactions Transactions in shares of the Funds were as follows:

All Cap Value Fund

	Six Months Ended	Year Ended
	December 31, 2021	June 30, 2021
Class A:
Shares sold	347,147	775,939
Shares issued in reinvestment of distributions	409,249	15,756
Shares redeemed	(220,746)	(991,243)
Net increase (decrease)	535,650	(199,548)
Class C:
Shares sold	158,048	160,050
Shares issued in reinvestment of distributions	2,020,288	23,966
Shares redeemed	(862,978)	(4,257,128)
Net increase (decrease)	1,315,358	(4,073,112)
Adviser Class:
Shares sold	329,528	2,550,050
Shares issued in reinvestment of distributions	1,341,019	38,839
Shares redeemed	(807,421)	(999,018)
Net increase	863,126	1,589,871
Net increase (decrease) in capital shares	2,714,134	(2,682,789)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended	Year Ended
	December 31, 2021	June 30, 2021
Class A:
Shares sold	151,638	257,125
Shares issued in reinvestment of distributions	104,888	—
Shares redeemed	(76,904)	(143,072)
Net increase	179,622	114,053
Class C:
Shares sold	18,561	63,657
Shares issued in reinvestment of distributions	71,534	—
Shares redeemed	(95,122)	(206,495)
Net decrease	(5,027)	(142,838)
Adviser Class:
Shares sold	224,091	1,804,502
Shares issued in reinvestment of distributions	296,912	—
Shares redeemed	(490,633)	(397,332)
Net increase	30,370	1,407,170
Net increase in capital shares	204,965	1,378,385

7	Investment Transactions The aggregate purchases and sales, excluding short-term investments, by Fund for the period ended December 31, 2021, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
All Cap Value Fund	$—	$—	$144,516,172	$123,418,883
Strategic Fund	—	—	22,529,926	21,963,356

8
Federal Tax Information  The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2021, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal Income
Fund	Gross Appreciation	Gross Depreciation	Net Appreciation	Tax Cost
All Cap Value Fund	$212,815,742	$(7,304,363)	$205,511,379	$600,333,942
Strategic Fund	36,945,570	(2,452,245)	34,493,325	129,669,310

Any differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

THE OLSTEIN FUNDS

At June 30, 2021, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net	Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
Fund	Income	Capital Gains	Gains	Appreciation	Earnings
All Cap Value Fund	$6,893,691	$73,609,430	$—	$205,511,379	$286,014,500
Strategic Fund	555,355	6,411,325	—	34,493,325	41,460,005

As of June 30, 2021, the Funds had no short-term capital loss carryforwards. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2021, the Funds did not defer any qualified late year losses.

The tax character of distributions paid for the period ended December 31, 2021, was as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
All Cap Value Fund	$6,893,738	$99,990,408	$106,884,146
Strategic Fund	819,749	11,559,601	12,379,350

The tax character of distributions paid for the year ended June 30, 2021, was as follows:

	Ordinary	Long Term
Fund	Income*	Capital Gains	Total
All Cap Value Fund	$2,311,149	$—	$2,311,149
Strategic Fund	—	—	—

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9
Securities Lending  Following terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any U.S. loaned securities

THE OLSTEIN FUNDS

at the inception of the loan. Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Funds. As of December 31, 2021, the All Cap Value Fund and the Strategic Fund had 12 and 16 securities out on loan, respectively.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The All Cap Value Fund and the Strategic Fund held $78,171,028 and $27,816,669 as of December 31, 2021, respectively. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The net income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them is reflected in the Funds’ Statements of Operations. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to the Custodian as lending agent.

THE OLSTEIN FUNDS

10
Line Of Credit  The All Cap Value Fund and Strategic Fund each has established an unsecured Line of Credit (“LOC”) in the amount of $50,000,000 and $15,000,000, respectively, or 33.33% of the fair value of each Fund’s unencumbered assets, whichever is less. Each LOC matures unless renewed on July 22, 2022. These LOCs are intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Funds. The LOCs are with the Custodian. Interest is charged at the prime rate which was 3.25% as of December 31, 2021. The interest rate during the period was 3.25%. Each Fund has authorized the Custodian to charge any of each Fund’s accounts for missed payments. For the period ended December 31, 2021, the Funds did not have any borrowing under the LOCs. Prior to July 23, 2021, the All Cap Value Fund and Strategic Fund had a maximum borrowing limit of $40,000,000 and $10,000,000, respectively.

11
Regulatory Update  In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

THE OLSTEIN FUNDS

12
COVID-19  The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

THE OLSTEIN FUNDS

Additional Information (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Each Fund’s Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-799-2113.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of each Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-799-2113.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-799-2113, or (2) on the SEC’s website at www.sec.gov.

THE OLSTEIN FUNDS

PRIVACY POLICY (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

THE OLSTEIN FUNDS

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Olstein	Investment Adviser
All Cap Value Fund	Olstein Capital Management, L.P.
4 Manhattanville Road
Olstein	Purchase, New York 10577
Strategic Opportunities Fund
Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Fund Accountant
and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-800-799-2113.

The Olstein Funds
4 Manhattanville Road
Purchase, New York 10577

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Not applicable for semi-annual reports.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 9, 2022

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 9, 2022